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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               SEPTEMBER 10, 2008

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       4901 ZAMBRANO STREET, COMMERCE, CA
                                      90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 726-1913
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On September 10, 2008, Eric Hohl resigned as the Registrant's Chief Financial Officer to pursue another opportunity. Mr. Hohl agreed to make himself available through September 30, 2008 to assist the Registrant with the restatement of the Registrant's audited financial statements for the year ended December 31, 2007 and the unaudited financial statements for the fiscal quarters ended March 31, June 30 and September 30, 2007, and the preparation of the Registrant's unaudited financial statements for the fiscal quarters ended March 31 and June 30, 2008.

         Effective as of September 10, 2008, Glenn S. Palmer, the Registrant's Chief Executive Officer and President, will serve as the Registrant's Interim Chief Financial Officer.

         Effective as of September 10, 2008, David Lasell, the Registrant's interim Controller, will serve as the Registrant's Interim Chief Accounting Officer. Mr. Lasell, 54, has served as the Registrant's interim Controller since August 2008. For the past five years he has served in a similar capacity for a variety of apparel industry companies, including Blue Torch, Inc., Titan Industries, Inc. and Kenpo Fashions, Inc. Mr. Lasell is a certified public accountant with an MBA from Columbia University. He has over eight years of experience in public accounting with an additional twenty years in financial roles with a variety of consumer product / apparel companies, including Ocean Pacific, Bugle Boy and Richard Tyler.

         Prior to his appointment as the Registrant's Interim Chief Accounting Officer, Mr. Lasell had no material relationship with the Registrant other than his service as the Registrant's interim Controller. Mr. Lasell has no family relationships with any of the Registrant's other directors or executive officers.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLUE HOLDINGS, INC.


Date:  September 15, 2008           By:  /S/ GLENN S. PALMER
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                                         Glenn S. Palmer
                                         Chief Executive Officer


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